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                                                                  EXHIBIT 10.2

                               JO-ANN STORES, INC.

       LIST OF EXECUTIVE OFFICERS WHO ARE PARTIES TO THE SPLIT DOLLAR LIFE
                     INSURANCE AGREEMENT WITH THE REGISTRANT



          Dave Bolen
          Brian Carney
          Valerie Gentile Sachs
          Rosalind Thompson